Oppenheimer Government Money Fund/VA

Supplement dated September 27, 2016 to the Prospectus and SAI

Prospectus

1.	Effective September 28, 2016, the section titled “Credit Quality, Maturity, Diversification and Liquidity Standards” is deleted in its entirety and replaced with the following:

Credit Quality, Maturity and Liquidity Standards. The Fund’s investments must meet the risk-limiting standards applicable to “government for money market funds” under the Investment Company Act.

Credit Quality. In general, the Fund buys only eligible securities that the investment adviser, as delegee of the Board, determines present minimal credit risks to the Fund. In making this determination, the investment adviser considers the capacity of an issuer or guarantor to meet its financial obligations. Such analysis must include, to the extent appropriate, the issuer’s or guarantor’s: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future events (e.g., the ability to repay debt in a highly adverse situation); and (iv) competitive position within its industry.

Maturity. A security’s maturity must not exceed 397 days (13 months) at the time of purchase, unless if they are subject to repurchase agreements or demand features that permit the Fund to recover the principal amount of the security at specified times not exceeding 397 days from purchase. Variable or floating rate obligations with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of 397 calendar days in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument. The Fund must maintain a dollar-weighted average portfolio maturity of not more than 60 days and a weighted average life to maturity of portfolio securities of not more than 120 days.

Liquidity. The Fund will seek to maintain at least 10% of its total assets measured on a daily basis, and 30% of its total assets measured on a weekly basis, in cash or securities that can be sold and settled for cash within either one business day or five business days, respectively.

2.	The section titled “Portfolio Holdings” is deleted in its entirety and replaced with the following:

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information.

3.	The paragraph titled “Foreign Securities” in the section titled “More About Your Investment – The Price of Fund Shares” is deleted.

Statement of Additional Information

4.	Effective September 28, 2016, the section titled “Portfolio Quality, Maturity, Diversification, and Liquidity” is hereby deleted and replaced in its entirety with the following:

Portfolio Quality, Maturity and Liquidity. Under Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”) the Fund uses the amortized cost method to value its portfolio securities to determine the Fund’s net asset value per share. Rule 2a-7 places restrictions on a money market fund’s investments.

Under that Rule, the Fund may purchase only those securities that the Sub-Adviser, under Board-approved procedures, has determined have minimal credit risks and are “Eligible Securities.”

An “Eligible Security” is one that has a remaining maturity of 397 calendar days or less that the investment adviser, as delegee of the Board, determines present minimal credit risks to the Fund. In making this determination, the investment adviser considers the capacity of an issuer or guarantor to meet its financial obligations. Such analysis must include, to the extent appropriate, the issuer’s or guarantor’s: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future events (e.g., the ability to repay debt in a highly adverse situation); and (iv) competitive position within its industry.

Under Rule 2a-7, the Fund must maintain a dollar-weighted average portfolio maturity of not more than 60 days, a weighted average life to maturity of portfolio securities of not more than 120 days, and the maturity of any single portfolio investment may not exceed 397 days. Variable or floating rate obligations with a demand feature enable the Fund to purchase instruments with a stated maturity in excess of 397 calendar days in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities that are less than the maturity date on the face of the instrument. The Board regularly reviews reports from the Sub-Adviser to show the Sub-Adviser’s compliance with the Fund’s procedures and with the Rule.

The Fund will seek to maintain at least 10% of its assets measured on a daily basis, and 30% of its total assets measured on a weekly basis, in cash or securities that can be sold and settled for cash within either one business day or five business days, respectively.

5.	The second bullet point appearing under the heading “Portfolio Holdings Disclosure Policy” is deleted and replaced in its entirety with the following:

•	Government Money Fund/VA’s portfolio holdings, as of the most recent prior Valuation Time (defined in “Determination of Net Asset Value Per Share”), are posted on the Government Money Fund/VA’s website at www.oppenheimerfunds.com on the last regular business day of the week. Government Money Fund/VA’s portfolio holdings are also made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in its semiannual and annual report to shareholders, or in its Schedules of Investment on Form N-Q. Those documents are publicly available at the SEC. Additionally, the Fund posts its portfolio holdings with additional detail on a monthly basis, within 5 business days of the end of the month, on the Fund’s website and files information on its holdings monthly with the SEC on Form N-MFP, which is available on both the Fund’s website and the SEC’s website.

September 27, 2016	PS0660.010